                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sentex Sensing Technology, Inc., (the "Company") on Form 10-QSB for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Sprow, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act 2002, that:

          1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Sprow
--------------------

William R. Sprow
Chief Financial Officer
October 15, 2002































                                       15